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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):

                                  JUNE 21, 2001

                              EXCO RESOURCES, INC.
             (Exact name of registrant as specified in its charter)



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
          TEXAS                      0-9204                         74-1492779
(State of incorporation)      (Commission File No.)      (IRS Employer Identification No.)
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                6500 GREENVILLE AVENUE
                   SUITE 600, LB 17
                     DALLAS, TEXAS                               75206
      (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (214) 368-2084


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ITEM 5.  OTHER EVENTS

         On May 23, 2001, EXCO Resources, Inc. ("EXCO") distributed to the holders of its common stock, par value $.02 per share (the "Common Stock"), transferable rights (the "Rights") to subscribe for and purchase an aggregate of 7,168,634 shares of EXCO's 5% Convertible Preferred Stock, par value $.01 per share (the "Preferred Stock"), for a price of $21.00 per share (the "Subscription Price"). Each holder of Common Stock of record as of May 22, 2001, was entitled to receive one Right for each share of Common Stock held as of such date. One Right entitled the holder to purchase one share of Preferred Stock and to oversubscribe for up to an equal amount of Preferred Stock, if available, if all of a holder's Rights were exercised. The subscription period for exercising Rights expired at 5:00 p.m., New York time, on June 21, 2001. As of the expiration of the subscription period, holders of Rights had subscribed for an aggregate of 4,466,869 shares of Preferred Stock for aggregate gross proceeds to EXCO of approximately $93.8 million. As a result of the exercise of Rights by rightholders, the condition of a minimum of $50.0 million in aggregate gross proceeds to EXCO has been satisfied and EXCO intends to consummate the offering. The 2,701,765 shares of Preferred Stock not purchased pursuant to the exercise of Rights during the subscription period will be marketed on a best efforts basis by the dealer managers for up to five business days, or until 5:00 p.m., New York time, on June 28, 2001.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  Number   Document
                  ------   -----------------------------------------------------
                  2.1      Dealer Manager Agreement, dated May 23, 2001, among
                           EXCO Resources, Inc., A.G. Edwards & Sons, Inc.,
                           CIBC World Markets Corp., Brean Murray & Co., Inc.,
                           Frost Securities, Inc. and C.K. Cooper & Company,
                           Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        EXCO RESOURCES, INC.



Dated:   June 22, 2001         By:   /s/ J. DOUGLAS RAMSEY
                                    --------------------------------------------
                                    Name:   J. Douglas Ramsey, Ph.D.
                                    Title:  Vice President and Chief Financial
                                            Officer


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                                  EXHIBIT INDEX


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
Exhibit No.      Description
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
2.1              Dealer Manager Agreement, dated May 23, 2001, among EXCO
                 Resources, Inc., A.G. Edwards & Sons, Inc., CIBC World Markets
                 Corp., Brean Murray & Co., Inc., Frost Securities, Inc. and
                 C.K. Cooper & Company, Inc.

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